Exhibit 99.2

MYTHIC Lunre+Camo Clinical Data Update December 12, 2024

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “potential,” “projects,” “would” and “future” or similar expressions are intended to identify forward-looking statements. Each of these forward-looking statements involves substantial risks and uncertainties that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the initiation, timing, progress and results of our current and future preclinical studies and clinical trials, including specifically our Phase 1/2 MYTHIC trial evaluating lunresertib in combination with camonsertib in patients with endometrial cancer and platinum-resistant ovarian cancer and our plans to begin a Phase 3 registration trial in 2025; the expected timing of program updates and data disclosures; the timing of NDA submissions and other regulatory developments; the timing and likelihood of seeking regulatory approval for our product candidates; and the competitive landscape and market potential for our product candidates, including the commercial opportunity of lunresertib combinations for the treatment of endometrial cancer and additional tumor types. These forward-looking statements reflect our current beliefs and expectations. Many factors may cause differences between current expectations and actual results, including the impacts of macroeconomic conditions, including the conflict in Ukraine and the conflict in the Middle East, unexpected safety or efficacy data observed during preclinical or clinical studies, clinical site activation rates or clinical trial enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, and unexpected litigation or other disputes. These and other risks are described more fully in our filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of our Annual Report on Form 10-Q filed with the SEC on November 7, 2024, and other documents we subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Solely for convenience, the trademarks and trade names in this presentation may be referred to without the ® and symbols, but such references should not be construed as any indicator that their respective owners will not assert their rights thereto. 2

Today's agenda

1
Introduction: About Repare
Lloyd M. Segal
President & CEO
Repare Therapeutics

2
Today's Focus: Gynecologic Cancers
Brian Slomovitz, MD
Director of Gynecologic Oncology
Mount Sinai Medical Center

3
MYTHIC Lunresertib + Camonsertib Data
Maria Koehler, MD, PhD
EVP and CMO
Repare Therapeutics

Paul Basciano, MD
VP, Clinical Development & Medical Affairs, Repare Therapeutics

4
Clinical Path Forward
Maria Koehler, MD, PhD
EVP and CMO
Repare Therapeutics

5
Patient and Commercial Opportunity
Phil Herman
EVP & CCO
Repare Therapeutics

6
Conclusions, Q&A
Lloyd M. Segal
President & CEO
Repare Therapeutics

3
REPARE THERAPEUTICS

Introduction: Lloyd M. Segal President & CEO About Repare Repare Therapeutics

Advancing pipeline of precision oncology therapeutics

Repare's mission is to apply synthetic lethal biology to bring practice-changing, precision therapies to patients who need them

Program	Tumor lesion	Drug target	Preclinical / Ph 1 / Ph 2 / Ph 3	Rights
Lunresertib (RP-6306)[1]	CCNE1, FBXW7 + PPP2R1A	PKMYT1	Camonsertib Combination — Today's Focus	REPARE THERAPEUTICS
			Chemotherapy Combinations (FOLFIRI/Gemcitabine)	
			Debio 0123 WEE1i Combination (Debiopharm)	
Camonsertib (RP-3500)	ATM + 16 STEP[2] lesions[2]	ATR	Monotherapy NSCLC Expansion	REPARE THERAPEUTICS
			Other Combinations (PARP Inhibitors/Gemcitabine)	
RP-1664	TRIM37-high	PLK4	Monotherapy (LIONS)	REPARE THERAPEUTICS
RP-3467	BRCA1/2	Polθ ATPase	Monotherapy & PARPi Combo (POLAR)	REPARE THERAPEUTICS

Note: [1] Excludes ISTs. [2] Additional lesions discovered to be synthetic lethal with ATR using Repare's SNIPRx® Targeted Expansion of Patient Populations (STEP[2]) screens.

5

REPARE THERAPEUTICS

POC achieved for registrational trial; Ph 3 EC start in 2025 We achieved POC for lunre+camo combo in EC and PROC ï,§ Combination was effective and well-tolerated ï,§ Clear signals, opportunity for registrational trials in both EC and PROCï,§ Opportunity to deliver important, new and chemo-alternative treatment options Initiating pivotal Ph 3 randomized trial in EC in 2025 ï,§ Regulatory alignment with FDA and EMA, including accelerated approval optionsï,§ Simple Contribution of Components trial obligation, under way shortlyï,§ PROC a de-risked life cycle opportunity, subject to capital and/or partnering Our objectives for today: ï,§ Set the stage for this product opportunityï,§ Walk you through our lunre+camo dataï,§ Describe our planned registrational trial and supporting regulatory guidanceï,§ Detail product opportunities longer termï,§ Answer your questions 6 Abbreviations: POC, proof of concept.

Some key terms and abbreviations in today’s discussion Term Abbreviation AE Adverse events Camo Camonsertib, a proprietary ATR inhibitor EC Endometrial cancer ICI Immune checkpoint inhibitor (e.g., PD-1 and PD-L1) Lunre Lunresertib, a proprietary PKMYT1 inhibitor Lunre BM+ lunre-sensitizing biomarkers: CCNE1amp, mFBXW7 or mPPP2R1A Lunre+camo Clinical combination of lunresertib and camonsertib MoA Mechanism of action OC Ovarian cancer PROC Platinum-resistant ovarian cancer, a subset of OC SOC Current “standard of care” TRAE Treatment-related adverse events 7

Our mechanistic rationale for lunre+camo Lunresertib (PKMYT1i) + camonsertib (ATRi) enhance CDK1 activation and premature mitosis References: 1 ANE poster B057: Gallo et al. Preclinical development of PKMYT1 and ATR inhibitor combinations. ATR, ataxia telangiectasia and Rad-3 related; CDC25, cell division cycle-25; CDK, cyclin-dependent kinase; CHK1, checkpoint kinase 1; PKMYT1, protein kinase, membrane associated tyrosine/threonine 1. Lunre+camo showed complete regressions in vivo (DLD1 model) FBXW7-/- 200 0 3 ) (mm 150 0 Volume 100 0 Tumor 5 00 0 0 5 10 15 20 25 30 35 Study Day Vehicle Lunresertib 5 mg/kg BID Continuous Camonsertib 10 mg/kg QD 3-on/4-off Lunresertib 5 mg/kg + Camonsertib 10 mg/kg 8

MYTHIC clinical trial: Lunre+camo background and overview

2021

Initiated MYTHIC, first clinical trial targeting PKMYT1 inhibition

Rationale: preclinical synergies in combination

H1 2023

First **topline data**: monotherapy and lunre + camo combination (safety, tolerability, PK/PD, preliminary anti-tumor activity)

H2 2023

Established initial **RP2D**

Initiated EC and PROC **expansion cohorts**

Dose / schedule **optimized**

2024

EC and PROC data at optimized RP2D (n=51) as of *Nov 14, 2024*

Regulatory alignment with FDA/EMA

Pivotal path forward in EC; Ph 3 preparation underway

Key achievements:

- ✓ **Achieved POC in expansion cohorts in EC and PROC**
- ✓ **Regulatory path agreed upon for Ph 3 pivotal studies**

- ✓ **Established RP2D and schedule, optimized for improved tolerability:**
  Lunre 80 mg BID + 80mg camo QD, both given 3 days, weekly or 2 weeks on/1 week off, based on hemoglobin level (**optimized dosing** with regulatory agreement)

- ✓ **Established safety and tolerability profile for lunre monotherapy and camo, FOLFIRI combinations**

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REPARE THERAPEUTICS

Lunre+camo today in EC and PROC A potentially effective, well-tolerated, convenient and differentiated option Overall ï,§ Encouraging efficacy in heavily pre-treated patients with adverse genomic profile and worse prognosesï,§ Promising rate of tumor responses, durable benefitï,§ Potential alternative to ADCs with improved safety and tolerability profileï,§ Clear registrational opportunities for both tumorsï,§ Mirvetuximab-like opportunity for BM+ subset Endometrial Cancer Strong response rate and benefit: 25.9% response rate and 24wk PFS 43% Aiming to define new 2L+ SOC Greater unmet need with rising incidence, mortality PROC Compelling response rate and benefit: 37.5% response rate and 24wk PFS 45% Attractive biomarker directed approach with differentiated tox profile Path forward Focus of initial registrational trials 10

Today’s Focus: Gynecologic Cancers Brian Slomovitz, MD, MS, FACOG Director, Gynecologic Oncology Co-Chair of Cancer Research Committee Mount Sinai Medical Center, Miami Beach Professor, Obstetrics and Gynecology Florida International University Member, Board of Directors GOG Foundation Uterine Cancer Clinical Trial Lead, GOG Partners Consulting / Advisory Board for: Aadi, AstraZeneca, Clovis, Eisai, Eli Lilly, Gilead, GlaxoSmithKline, GOG Foundation, Immunocore, Incyte, MSD, Novartis, Novocure, Regeneron, and Seagen.

Endometrial cancer in 2024

- Only gynecologic cancer with **rising incidence and mortality**
- Has now **exceeded ovarian cancer in annual estimated deaths**
- Corrected for hysterectomy rates, uterine cancer is the **2nd most common cancer** among women

67,880 new cases | **13,250 deaths**

~2/3 will be early stage and low grade with excellent prognosis

~1/3 will have high grade or advanced stage disease

Population of interest

- Increasing Incidence
- Increasing Mortality
- Has surpassed ovarian cancer annual estimated mortality

References: Siegel et al. Cancer Statistics 2024
Cancer Facts & Figures 2023. American Cancer Society. Available at https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2023/2023-cancer-facts-and-figures.pdf. Accessed January 31, 2023.

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Endometrial SOC has evolved to be molecularly focused


1961
Progestin
Hormonal treatment of EC
1988
FIGO staging
Hormonal surgicopathologic staging introduced
2004
Combination chemotherapy established as SoC (GOG177 Ph 3)
Chemotherapy for advanced or recurrent EC
2009
FIGO staging updated
Prognostic refinement
2013
TCGA
Molecular subgroups
2017
Immunotherapy
Molecular markers
2023
FIGO staging updated
Molecular classifications incorporated
2024
ADCs
Molecular targets

NCCN guidelines recommend molecular analysis of endometrial cancers, **including universal testing for MMR/MSI,** and considering pembrolizumab or dostarlimab for first- or second-line treatment of dMMR/MSI-H tumors; pembrolizumab + chemo or dostarlimab + chemo for first-line treatment of all adult patients; and trastuzumab-deruxtecan for previously treated unresectable or metastatic HER2-positive solid tumors.

Abbreviations: ADCs, antibody-drug conjugates; **ESGO**, European Society of Gynaecological Oncology; **ESP**, European Society of Pathology; **ESTRO**, European Society for Radiotherapy and Oncology; **FIGO**, International Federation of Gynecologists and Obstetricians; **GOG**, Gynecologic Oncology Group; **MMR**, mismatch repair; **MSI**, microsatellite instability; **SoC**, standard of care; **TCGA**, The Cancer Genome Atlas.

References: Yang S, et al. *Discov Med*. 2011;12:205-212; Haltia U-M, et al. *J Gynecol Oncol*. 2014;25:30-35; Fleming GF, et al. *J Clin Oncol*. 2004;22:2159-2166; The Cancer Genome Atlas Research Network, et al. *Nature*. 2013;497:67-73; Concin N, et al. *Int J Gynecol Cancer*. 2021;31:12-39; Berek JS, et al. *Int J Gynecol Obstet*. 2023;162:383-394; National Comprehensive Cancer Network. https://www.nccn.org/professionals/physician_gls/pdf/uterine.pdf. Accessed September 23, 2024.

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IO+Chemo: New 1st line SOC, but benefit mostly in dMMR population Impressive benefit in dMMR (<30%) dMMR tumors Less benefit in pMMR (>70+%) pMMR tumors MYTHIC tumors are pMMR Approval for “all comers” 14 Abbreviations: dMMR, deficient mismatch repair; pMMR, proficient mismatch repair. Note: Slide courtesy of Dr. David Tan ESMO 2023 – Revised.

After chemotherapy + immune checkpoint inhibitor (ICI)… The NCCN guided treatment is single agent chemotherapy… What do I, as a gynecologic oncologist, need for my patients with endometrial cancer? 1. Treatment solution after patients received ICI and chemotherapy – especially pMMR • Lunre+camo data in pMMR to follow • ADCs are effective – is there an alternative to chemo-based ADC? Where do ADCs fit? 2. What is the optimal treatment for the specific patient I am seeing – biomarker-based selection is critical 3. Patients deserve good quality of life; treatment should be well-tolerated and, requiring, if possible, limited monitoring so patient can enjoy their life and healthcare system is not overwhelmed GOG and European groups are working together to quickly bring the solutions to patients 15

Tumors with Lunre BM+ have significantly worse outcomes Probability of survival for a subset of 30% of patients with Lunre BM+ (CCNE1, PPP2R1A, FBXW7) Endometrial Cancer1 Ovarian Cancer1 Biomarker 1.00 Lunre BM- 1.00 Biomarker Lunre BM+ Lunre BM-Lunre BM+ 0.75 0.75 P=0.003 probability 0.50 0.50 probability OS, 0.25 OS, 0.25 P=0.023 0 0 20 40 60 80 0 Months 0 20 40 60 80 Lunre BM- 616 274 81 13 0 Months Lunre BM- 843 319 69 19 0 Lunre BM+ 277 108 30 6 1 Lunre BM+ 174 50 7 3 0 mOS (95% CI), mOS (95% CI), Biomarker Patients, n Biomarker Patients, n months months Lunre BM– 616 41 (31-60) Lunre BM– 843 36 (30-43) Lunre BM+ 277 30 (24-38) Lunre BM+ 174 26 (18-38) Abbreviation: LUNRE BM-, any genes other than Lunre BM+ specified genes (CCNE1, PPP2R1A, FBXW7). 16 References: 1. CancerMPact®, Treatment Architecture, United States, 2021; accessed 5/19/23) and lesion prevalence (TCGA). Schram AM, et al. AACR Ovarian Cancer Research Symposium, 2024.

Ovarian Cancer: Natural history – we have chemotherapy… Diagnosis Evaluation Progression Death Symptoms Chemo 1 Maintenance Chemo #2 Chemo #3 Chemo #4+ Platinum based Platinum? Supportive Care Staging/Debulking Progression-Free Survival Post Progression Survival (12-28 mos) (12-38 mos) • 19,680 women in the US will be diagnosed with ovarian cancer in 2024; 12,740 will die from the disease • The ability to re-treat with platinum-containing chemotherapy after progression has major implications for survival • When women become resistant to platinum treatment (PROC), median survival is only 12-18 months Critical need for novel, well tolerated therapies 17

Opportunity to meet urgent patients’ needs with a chemo-free regimen Lunre BM status is linked to significantly reduced mOS Attractive chemotherapy-free regimen with comparable efficacy to emerging ADC is needed We need studies applying tumor selection – the right approach that helps patients the most Endometrial Cancer: There is no approved second line therapy after previous ICI+ chemotherapy Ovarian Cancer: Existing therapies are insufficient to manage high-risk lunre BM+ tumors There is no approved therapy for the Lunre BM+ tumors 18 Abbreviations: mOS, median overall survival.

MYTHIC Study Data Maria Koehler, M.D., Ph.D. EVP, Chief Medical Officer Repare Therapeutics Paul Basciano, M.D. VP, Clinical Development & Medical Affairs Repare Therapeutics

Overview of clinical data presentation Overall results observed in gynecologic tumors Endometrial cancer data Platinum-resistant ovarian cancer data Key perspectives on our MOA-driven response profile and our differentiation Registrational path forward for endometrial cancer 20

Overall results observed in gynecologic tumors Significant overall efficacy observed with lunre+camo in gyn tumors Tumor shrinkage with lunre+camo in recurrent gynecologic cancers Note: +, denotes treatment ongoing In efficacy-evaluable patients with EC or PROC at RP2D: ï,§ 73% of patients had tumor shrinkageï,§ 31% (16/51) response rate (confirmed and unconfirmed) 21

Overall results observed in gynecologic tumors Similar efficacy seen across all BM+ subsets in PROC and EC Duration on therapy by genomic lesion Note: +, denotes treatment ongoing Best degree of tumor shrinkage on therapy 22

Overall results observed in gynecologic tumors

Favorable safety and tolerability vs. current and emerging treatments

Safety profile and tolerability at RP2D

TRAEs in ≥10% of patients	RP2D (all tumors; optimized dose) (N=67) All Grade n (%)	Grade 3 n (%)	Grade 4 n (%)
Any Event	61 (91.0)	29 (43.3)	2 (3.0)
Anemia	49 (73.1)	18 (26.9)	0
Nausea/Vomiting	37 (55.3)	1 (1.5)	0
Rash pooled	27 (40.4)	3 (4.5)	0
Fatigue	18 (26.9)	2 (3.0)	0
Neutropenia	16 (23.9)	7 (10.4)	1 (1.5)[1]
Stomatitis	20 (29.9)	3 (4.5)	0
Decreased appetite	13 (19.4)	0	0
PPE syndrome	13 (19.4)	1 (1.5)	0
Diarrhea	10 (14.9)	0	0
WBC count decreased	11 (16.4)	1 (1.5)	2 (3.0)
Dizziness	7 (10.4)	0	0
Pyrexia	7 (10.4)	0	0

RP2D (all tumors)	N (%)
Serious TRAE	5 (7.5)
TRAE leading to dose withdrawn or therapy discontinued	2 (3.0)
TRAE Leading to death	0

- **Most frequent, on target GR3 event was anemia addressed with dose optimization based on hemoglobin level**
- **No thrombocytopenia or alopecia of any grade**
- **Rash/muco-cutaneous tox generally brief and low grade**
- **Consistent tolerability/safety profile in gynecologic patient subset**
- **FDA, EMA agreement on dose and schedule**

Median observation time for optimized dose: 15 weeks (range 1-49 weeks)

23

Note: 1. One patient had both Gr4 neutropenia and Gr4 WBC count decrease reported, concomitant with a viral infection and allergic reaction to cephalosporin (unrelated).

REPARE THERAPEUTICS

Endometrial cancer results Lunre+camo potentially addresses unmet need in 2L+ EC Patients heavily pre-treated, tumors with poor prognoses at study entry Endometrial cancer N=27 Heavily pre-treated patients:ï,§ 100% prior platinum therapyï,§ 77.8% received prior ICIsï,§ 59% treated as 4th line or beyond Age (years) Median: 67 Racial Demographics White: 70.4% / Black: 14.8% / Other: 14.8% ECOG Performance 0: 37%, 1: 63% Status Prior Therapies Platinum: 100%, ICI: 77.8% Lines of Therapy 3 or more: 59% Histology High-risk in all patients (carcinosarcoma 18.5%) P53 Mutation 85% MSI Status No MSI-high detected, indicating pMMR status Genotypes CCNE1: 15%, FBXW7: 22%, PPP2R1A: 56%, multiple 7% 24

Endometrial cancer results EC: Meaningful clinical benefit of across histological subtypes Duration of treatment on lunre+camo Genotype FBXW7 PPP2R1A CCNE1 PPP2R1A PPP2R1A FBXW7 PPP2R1A PPP2R1A CCNE1/PPP2R1A CCNE1/PPP2R1A FBXW7 FBXW7 FBXW7 FBXW7 PPP2R1A CCNE1 PPP2R1A CCNE1 PPP2R1A PPP2R1A PPP2R1A PPP2R1A PPP2R1A PPP2R1A PR, confirmed CR, confirmed CCNE1 PPP2R1A CR/PR, unconfirmed PPP2R1A Ongoing 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 Serous Endometrioid Carcinosarcoma Clear Cell ï,§ Progression-free rate (KM) at 24 wks is 43% (95% CI: 21-63%):—Similar to emerging ADCs with comparable or less prior ICI treatment1 ï,§ CBR of 48.1% ï,§ Patterns of benefit reflect MOA:—Long-term benefit in patients despite tumor reductions not meeting RECIST response—Continuous slow reductions in tumor burden and late PRs Abbreviations: KM; Kaplan Meier estimate. CBR, clinical benefit rate defined as having CR, PR, or at least 16 weeks treatment without PD. Reference: 1. Bradley R. Corr et al. Efficacy and safety of sacituzumab govitecan in patients with advanced/metastatic endometrial cancer: updated results from TROPiCS-03, ESMO2024. Note that cross-trial 25 comparisons are not based on head-to-head studies and are presented for informational purposes; no direct comparisons are being made.

Endometrial cancer results EC: Deep and durable responses across all lunre BM+ subsets 70% of patients experienced tumor shrinkage ORR (conf.+ unconf.), % 25.9% ORR (conf.), % 18.5% CR 1 (3.7%) PR 4 (14.8%) Durable responses observed across histologies and biomarkers 16 weeks 80 Dose / Schedule: RP2d (80BID) Lesions 60 40 Target 20 20% in 0 Baseline -20 -30% from -40 Change -60 -80 Percent -100 * -120 0 5 10 15 20 25 30 35 40 45 50 55 Weeks Time to response (Range) 5-21 weeks Duration of response up to ~30 weeks Abbreviations: ORR, overall response rate; conf., confirmed; unconf., unconfirmed; CR, complete response; PR, partial response; DOR, duration of response; PD, progressive disease; SD, Stable disease. 26 Note: * Time of progression for one of two patients with 100% target lesion reduction

PROC results PROC: Lunre+camo addresses poor prognosis and chemo-resistance Patients heavily pre-treated, tumors with poor prognostic features PROC Patients N=24 Heavily pre-treated patients:ï,§ 100% platinum-resistant or platinum ineligibleï,§ 45.8% received prior PARPiï,§ 70.8% received prior bevacizumabï,§ 54% with three or more prior lines of therapy Age (years) Median: 63 Racial Demographics White: 79.2% / Black: 4.2% / Other: 16.6% ECOG Performance 0: 54.2%, 1: 45.8% Status Prior Therapies Platinum: 95.8%, PARPi: 45.8%, bevacizumab 70.8% PROC status Platinum-resistant/ineligible: 100% Lines of Therapy 3 or more: 54.2% Histology Serous: 70.8%, Non-Serous: 29.2% P53 Mutation 100% Genotypes CCNE1: 87.5%; FBXW7, PPP2R1A, CCNE1/FBXW7: 4.2% each 27

PROC results PROC: Compelling clinical benefit rate of 79% observed Duration of treatment on lunre+camo Genotype CCNE1 FBXW7 CCNE1 CCNE1 CCNE1 CCNE1 CCNE1 CCNE1 CCNE1 CCNE1 PPP2R1A CCNE1/FBXW7 CCNE1 CCNE1 CCNE1 CCNE1 CCNE1 CCNE1 CCNE1 CCNE1 CCNE1 CR/PR, confirmed CCNE1 CR/PR, unconfirmed CCNE1 CCNE1 Ongoing 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 Serous Non-Serous Progression-free rate (KM) at 24 weeks was 45% (95% CI: 22-66%) Pattern of benefit reflects unique lunre+camo MoA:—Long-term benefit in patients when tumor reductions did not meet response definition—Continuous slow reductions in tumor burden, late and/or unconfirmed PRs—CA-125 responses predict clinical benefit Treatment ongoing in 29% of patients; 4 additional patients with first scan pending CBR, % 79% PFS (%) at 24-weeks (90% CI) 45% (22-66%) TRT ongoing w/o PD, n (%) 29% Abbreviations: CBR, clinical benefit rate defined as having CR, PR, or at least 16 weeks treatment without PD. 28 Note: Modified efficacy population defined as those treated patients with at least one post-baseline tumor assessment

PROC results PROC: Strong efficacy in lunre BM+ tumors 75% of patients experienced tumor shrinkage ORR (conf.+ unconf.), % 37.5% ORR (conf.), % 16.7% PR 4 (16.7%) Durable responses observed across subtypes and genetic alterations 16 weeks 80 Dose / Schedule: RP2d (80BID) Lesions 60 Target 40 in 20 20% Baseline 0 from -20 -30% Change -40 Percent -60 -80 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 Weeks Time to response (Range) 5-18 weeks Duration of response up to ~64 weeks Note: +, denotes treatment ongoing 29

MOA-driven response profile and differentiation EC & PROC: Pattern of benefit consistent with lunre MOA Lunre+camo combination demonstrated: ï,§ Strong and consistent evidence of anti-tumor activity observed in both tumors despite poor prognosis of BM+ populationï,§ Durable clinical benefit, including in patients with/without RECIST responsesï,§ Long stable disease with molecular response indicates drug-related effectï,§ Continued tumor shrinkage, durable responseï,§ Differentiated tolerability, predictable safety profile improves quality of life Endometrial Ovarian (N=27) (N=24) Median follow-up (weeks) 20 25 100% platinum Prior therapies 78% prior ICI resistant/ineligible 3 or more prior lines of therapy 59% 54% P53 mutations 85% 100% 19% Carcinosarcoma/non-serous 29% non-serous carcinosacoma 25.9% 37.5% RECIST response rate (95% CI) (11-46%) (19-59%) PFS at 24 weeks (KM), (95% CI) 43% (21-63%) 45% (22-66%) 30

MOA-driven response profile and differentiation

Greater clinical benefit observed vs. prior treatments

Duration of treatment (DOT) on lunre+camo vs. previous therapy
Patients with >5mo DOT



Last Line DOT
Lunre+Camo DOT
OC
EC
EC
OC
OC
OC
EC
EC
OC
EC
EC
OC
EC
OC
EC
OC
CR
PR
uPR
SD
PD
NR
40
35
10
5
0
0
5
10
15
20
Months
Months

- **Patients achieving long clinical benefit on lunre+camo had generally short treatment durations on prior therapies[1]**
  - Limited benefit of prior therapies likely associated with poor prognosis and chemoresistance of lunre BM+ tumors
  - Toxicities of prior chemotherapy further limited the clinical benefit
- **Data support benefit of lunre+camo in high-risk, high unmet need Lunre BM+ tumors**

31

Reference: 1. https://pubmed.ncbi.nlm.nih.gov/27234642/; https://medelis.com/abstracts/the-lost-opportunity-in-phase-i-oncology-clinical-trials/.

REPARE THERAPEUTICS

MOA-driven response profile and differentiation

Durable clinical benefit in patients with unconfirmed PRs

Tumor lesion change observed for tumors with unconfirmed PRs

EC and PROC pts with final best overall response of uPR


EC
PROC
Percent Change from Baseline in Target Lesions
0
-10
-20
-30
-40
-30%
0
4
8
12
16
20
24
28
32
36
40
Weeks

- **Continuous tumor burden reduction** culminating in benefit in patients with late PRs
- This **later response and benefit pattern** is expected to:
  - **Enable our planned and regulator-supported Ph 3 randomized trial primary endpoint** (PFS)
  - **Meet requirements for accelerated approval** in the context of our planned randomized trial[1]

[1]**Unconfirmed responses in randomized studies (RECIST v1.1)**
"Confirmation of response is required for trials with response primary endpoint but is no longer required in randomized studies since the control arm serves as appropriate means of interpretation of data."

REPARE THERAPEUTICS

32

Reference: EA Eisenhauer, New response evaluation criteria in solid tumors: revised RECIST guideline (version 1.1). *Eur J Cancer.* 2009 Jan;45(2):228-47.

MOA-driven response profile and differentiation

Lunre+camo safety profile: Differentiation from emerging ADCs

Safety	Lunre+camo	ADCs
Dosing	▪ **Oral**	▪ **IV**
High-grade toxicities	▪ Overall Gr3/4* TRAEs: 46.3% ▪ No treatment-related deaths ▪ Predominantly manageable anemia	▪ Generally higher Gr3/4 TRAEs: ~30-70+% ▪ **Treatment-related deaths** ▪ Predominantly **neutropenia** (often high-grade)
Other toxicities	▪ Rash ▪ Fatigue	▪ Alopecia ▪ **Ocular** ▪ ILD, pneumonitis ▪ Diarrhea ▪ Fatigue
Monitoring	▪ Easily **monitorable**, **predictable** and treatable toxicities	▪ **More invasive** and **inconvenient monitoring** ▪ Increased vigilance for respiratory symptoms

33

Note: *, 2 Gr 4 out of 67 patients, one with neutropenia and leukopenia with concomitant viral infection and allergy to cephalosporin.

REPARE THERAPEUTICS

Registrational path forward for endometrial cancer Lunre+camo: Clinical summary and development path forward A potentially effective, well-tolerated, convenient and differentiated option Overall ï,§ Encouraging efficacy in heavily pre-treated patients with adverse genomic profile and worse prognosesï,§ Promising rate of tumor responses, durable benefitï,§ Potential alternative to ADCs with improved safety and tolerabilityï,§ Clear registrational opportunities for both tumors ï,§ Mirvetuximab-like opportunity for BM+ subset Endometrial Cancer Strong response rate and benefit: 25.9% response rate and 24wk PFS 43% Aiming to define new 2L+ SOC Greater unmet need with rising incidence, mortality PROC Compelling response rate and benefit: 37.5% response rate and 24wk PFS 45% Attractive biomarker directed approach with differentiated tolerability profile Path forward Focus on EC Pivotal trial start in 2025ï,§ 2L+ target and robust patient need for chemo alternatives ï,§ Large, growing and global unmet needï,§ EU and FDA regulatory alignment with AA option for earlier US registrationï,§ Favorable competitive dynamics 34

Registrational path forward for endometrial cancer Pivotal development for EC supported by data and regulators Path forward Focus on EC Pivotal trial start in 2025ï,§ 2L+ target and robust patient need for chemo alternatives ï,§ Large, growing and global unmet needï,§ EU and FDA regulatory alignment with AA option for early US registrationï,§ Favorable competitive dynamics Regulatory support: FDA and EMA alignment on Ph 3 registrational trial(s) ïƒ¼ FDA Fast Track Designations: Recurrent EC and PROC ïƒ¼ RP2D established with (optimized dosing) ïƒ¼ Contribution of components (COC): Agreement on 40-patient randomized trial with early futility analysis (N=9 per arm) agreed for both indications; EC enrollment to start Q1 2025 ïƒ¼ Agreement reached with FDA on key components of the Ph 3 clinical trial design including potential option for U.S. accelerated approval (AA) 35

Registrational path forward for endometrial cancer

Efficient plan to regulatory approval: EC as lead indication


ENDOMAP
N =40
Random-
ization
Lunre monotherapy
N = 20
Lunre+Camo
N = 20

Small study to establish contribution of components

- Ph 2 study with Alliance Foundation Trials
- Submission to FDA and IRB complete
- FPI planned for Q1 2025, estimated duration ~2 yrs with early futility

Phase 3 in 2L+ EC
N ~400
Option for Accelerated Approval

Pivotal evaluation for registration

- In collaboration with Gynecological Oncology Group (GOG) in U.S. and European Network of Gynecological Oncological Trial groups (ENGOT)

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REPARE THERAPEUTICS

Registrational path forward for endometrial cancer

Ph 3 registrational trial in EC

Supporting NDA submission for potential accelerated and full approvals within one study

Eligibility criteria:

- Recurrent EC or carcinosarcoma
- Previous ICI and platinum
- At least 1 evaluable lesion
- 1-3 prior lines of therapy
- CCNE1, FBXW7 and/or PPP2R1A based on Foundation Medicine NGS diagnostic
- Previous HER2 ADC if HER2+


Random-ization 1:1
N ~ 400
Lunresertib + camonsertib RP2D
Investigator chemo choice doxorubicin or paclitaxel

ORR interim analysis proposed at ~170 patients with 3 completed scans, expected H1 2027

Primary endpoints:
PFS by BICR

Key secondary:
ORR by BICR (for AA), OS

Secondary:
QOL, Safety

Targeted label: *Lunre+camo indicated for adult patients with CCNE1, FBXW7, PPP2R1A altered*, serous, endometroid or carcinosarcoma endometrial cancer, who have disease progression following prior systemic treatment regimens with ICI and at least one chemotherapy/ADC in any setting. Patients selected based on an FDA-approved test.

Note: BICR, Blinded Independent Central Review

REPARE THERAPEUTICS

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Registrational path forward for endometrial cancer EC as lead indication: Targeting 2028 NDA submission Anticipated milestones starting with Q1 2025 initiation of COC trial Q1 2025 H2 2025 2026 2027 2028 COC Trial Ph 3 Trial Start COC Trial FDA Accelerated FDA Full Approval Start Readout Approval Readout Readout & & Submission Submission COC Trial Ph 3 Trial 38

Patient and Commercial Opportunity Phillip Herman EVP, Chief Commercial and Portfolio Development Officer Repare Therapeutics

Commercial overview: Building a strong foundation Strong commercial opportunity ï,§ De-risked opportunity in EC and PROC ï,§ EC is our lead indication, with potential for Accelerated Approval built into designï,§ PROC, a future life-cycle opportunity ï,§ Clear value proposition for lunre+camo relative to existing and emerging potential treatment options post chemo/IO Feedback from independent market research1 “If you show similar outcome data, but you have something that has a better toxicity profile, I am somebody that would be open to using that drug.” -Gynecologic Oncologist “One doctor says, ‘we have a chemo you haven’t tried; we guarantee it’ll make you sick, but we don’t guarantee you’ll recover.’ And another doctor says that chemo has not been shown to help with your specific cancer…There is no reason to torture myself on a ‘maybe.’” -Patient 40 Note: 1, Direct quotes from physician and patient feedback from Repare market research.

Lunre+camo combination well-positioned for success in 2L+ EC ï,§ New 1L standard of care will lead to majority of 2L patients having previously received ICI + chemoï,§ Limited data to support use of approved 2L options after ICI + chemo, opportunity for novel agents Phase II Study with Alliance Foundation Approved 2L+ Options 1L Therapy ICI + Chemo Emerging Therapies: Lunre+Camo, ADCs, Other Targeted Options Limitations of approved options: ï,§ Little to no data post-ICI ï,§ Chemo offers limited efficacy with AEs Lunre+camo offers: ï,§ Competitive and differentiated profile vs. other emerging therapiesï,§ Biomarker-directed approachï,§ Convenient oral dosing 41

EC offers meaningful commercial potential as lead indication ~2.9K Addressable 2L EC US Patients1 ~$450M – $600M U.S. Market Potential2 ~$900M – $1.2B Global Market Potential3 Target Label Lunre+camo indicated for adult patients with CCNE1, FBXw7, PPP2R1a altered, serous, endometroid or carcinosarcoma endometrial cancer, who have disease progression following prior systemic treatment regimens with ICI and at least one chemotherapy/ADC in any setting. Patients selected based on an FDA-approved test. 1 Addressable patients estimated based on TCGA, GENIE and Clarivate DRG drug-treated patients. 2 Assumes net monthly pricing with 15-25% net discount. 3 Assume 2X US Potential 42

Lunre combinations offer significant market opportunity potential

Potential for multiple additional tumor types beyond EC



Initial target indication:
~$900M - $1.2B market potential
Endometrial Cancer
Additional de-risked opportunity:
>$2B market size in 2030*
Ovarian Cancer
Multiple indication expansion opportunities:
>$2.5B market size in 2030*
Colorectal
Esophageal
Stomach

*Indication global sales forecast in 2030 for approved therapies and projected approved therapies (**EvaluatePharma**), 75% factor for US/EU4/UK, Lunre segment ~29% of $7B Market for Ovarian, ~16% of $16B Market across multiple indication expansion opportunities.

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Closing Remarks

POC achieved for registrational trial, Ph 3 EC start in 2025 We achieved POC for lunre+camo combo in EC and PROC Combination was effective and well-tolerated Clear signals, opportunity for registrational trials in both EC and PROC Opportunity to deliver important, new and chemo-alternative treatment options Initiating pivotal Ph 3 randomized trial in EC in 2025 Regulatory alignment with FDA and EMA, including accelerated approval options Simple Contribution of Components trial obligation, under way shortly PROC a de-risked life cycle opportunity, subject to capital and/or partnering Our objectives for today: Set the stage for this product opportunity Walk you through our lunre+camo data Describe our planned registrational trial and supporting regulatory guidance Detail product opportunities longer term Answer your questions 45 Abbreviations: POC, proof of concept.

Questions & Answers Lloyd Segal President, Chief Executive Officer Repare Therapeutics Brian Slomovitz, MD, MS, FACOG Director, Gynecologic Oncology Co-chair of the Cancer Research Center Mount Sinai Medical Center Maria Koehler, M.D., Ph.D. EVP, Chief Medical Officer Repare Therapeutics Phillip Herman EVP, Chief Commercial and Portfolio Development Officer Steve Forte EVP, Chief Financial Officer 46

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